NASDAQ RSCR: April 2007

FORWARD-LOOKING STATEMENTS Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare's actual results to differ from those anticipated in forward-looking statements. Please refer to the discussion of those factors in our filed reports. These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

Business Overview

Overview of ResCare A leading provider of residential, training, educational and support services for people with special needs. Operating segments: Community Services - Nation's largest provider of services for individuals with mental retardation or other developmental disabilities Employment Training Services - Job training and employment placement to assist people entering or re-entering the workforce Job Corps Training Services - Educational and vocational skills training to assist 16-24 year old disadvantaged youth Other - Primarily Alternative Education Provides services in 36 states, Washington DC, Canada and Puerto Rico 40,000 Employees CEO: Ralph Gronefeld, Jr. Headquarters: Louisville, KY LTM 12/31/06 EBITDA from continuing operations = $100 million (7.7% revenues)

Community Services 0.691000000131482 Job Corps Training Services 0.123 Employment Training Services 0.171 Other 0.017 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Revenue Mix Revenue Mix (2006) Job Corps Training Services (Dept. of Labor) 12.3% Employment Training Services (Depts. Of Labor & HHS) 15.8% Other 1.6% Community Services (State Medicaid & Private Pay) 70.3%

Geographic Presence

36 states, Canada, Washington DC & Puerto Rico


WA
ID
NV
CA
UT
AZ
CO
NM
NE
KS
OK
TX
IA
MO
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
VT
NJ
MD
FL
PR
Niagara-on-the-Lake, Ontario, Canada

Five Largest Revenue States:

- Texas
- California
- Indiana
- North Carolina
- Florida

6

Family Caregivers 2600000 Other 1400000 Residential Services 460000 Waiting Lists 100000 4.6 million people with developmental disabilities in U.S. Residential Services 490,000 Waiting Lists >100,000 Family Caregivers 2.8 million Other 1.4 million 25% of family caregivers 60 years old+ Community Services - Disabilities Demographics Residential Services is $40B market ResCare is largest provider with 5% of people served Largest competitor is National Mentor Approximately 4,000-5,000 small providers Highly fragmented industry Pressure on system for additional funding

Periodic In-Home Services State Institution/ Larger Facilities Self Directed Services Community Services - Disabilities Delivery Models Model # Sites People Served Revenues (in millions) (LTM 12/31/06) Day Habilitation Services Supported Employment ICF/MR or Waiver Home (24/7 Supports) -- -- -- -- 2,000 $36 -- 17,000 $190 3,200 10,000 17 1,000 30,000 $916 $690

Job Corps Centers Federal, State and Local Work Force Programs Employment Training Services Group - Delivery Models & Demographics Model # Sites People Served Revenues (in millions) (LTM 12/31/06) Alternative Schools 250 28,000 $205 17 6,000 $160 14 1,000 $21 35,000 $386 7 million unemployed in the United States. 3.8 million youth between the ages of 16-24 are not enrolled in high school, have not graduated from high school or have not earned a general equivalency diploma (GED). 19 million children attend alternative schools, both public and private.

Revenue Growth and Reimbursement

ResCare Growth Strategy Compete for new contracts WIA/TANF contracts Expand service offerings with existing / new clients Periodic Services Contract Add-ons Service offering expansion Pharmacy/ Rest Assured A multitude of private providers Regional players with attractive scale/scope Local players with entrenched position Reasonable valuation multiples (4.0x-5.0x) Twelve transactions in 2006 $80 annualized revenue Continue to invest in technology to improve efficiencies Staff Utilization Continued focus on risk management Significant economies of scale with national footprint Organic Revenue Growth Cost Rationalization Acquisitions

Financial Overview

2004 2005 2006 2007(E) EBITDA 966 1047 1302 1430 Margin 0.045 0.083 0.244 0.098 Results of Operations 2004 2005 2006 EBITDA 66 80 100 Margin 0.068 0.077 0.077 2004 2005 2006 Cash Flow Operations 41.8 45.7 36.2 Capital Expenditure 16 14.2 17.3 ($ in millions) Revenue % growth (E) Guidance as of 03/05/07) ($ in millions except EPS) FY 2004 FY 2005 1 FY 2006 1 Guidance 20073 Revenue $ 966 $ 1,047 $1,302 $1,430 Diluted EPS2 $0.75 $1.02 $1.27 $1.24 - $1.28 Revenue Growth - Recently Accelerating EBITDA and Margin Growth Improvement Strong Cash Flow from Operations and Free Cash Flow Historical Operating Results and Guidance 4.5% 5.0% 24.4% 9.8% ($ in millions) EBITDA Margin Results exclude refinancing costs (2005) Results are from continuing operations ($ in millions) Cash Flow Operations Capital Expenditure Actual results exclude specified items. Excludes impact of accounting for non-cash beneficial conversion feature in 2004. Guidance as of March 5, 2007. 6.8% 7.7% 7.7% $66 $80 $100

Business Segments LTM 12/31/06 ($ in millions)

Historical Balance Sheet * Target Total Debt / EBITDA is 2.5x or lower.

RECONCILIATION NON-GAAP INFORMATION

NASDAQ RSCR: April 2007